EXHIBIT 32.1

VIKING INVESTMENTS GROUP, INC.
Certification Pursuant to
18 U.S.C. Section 1350,
as Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of Viking Investments Group, Inc. (the "Company") on Form 10-Q/A (Amendment No. 2) for the quarterly period ended March 31, 2016, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, James Doris, Principal Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: December 19, 2016	By:	/s/ James Doris
James Doris
Principal Executive Officer